                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Willem P. Roelandts and Kris Chellam, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934 this Report on Form 10-K has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

                Signature                                Title                                          Date
                ---------                                -----                                          ----
     /s/ Bernard V. Vonderschmitt                 Chairman of the Board                              June 7, 2001
-------------------------------------------
        (Bernard V. Vonderschmitt)

        /s/ Willem P. Roelandts                   President and Chief Executive Officer (Principal
-------------------------------------------
           (Willem P. Roelandts)                  Executive Officer)                                 June 7, 2001


           /s/ Kris Chellam                       Senior Vice President, Finance and Chief           June 7, 2001
-------------------------------------------
              (Kris Chellam)                      Financial Officer (Principal Accounting and
                                                  Financial Officer)


           /s/ Dennis Segers                      Senior Vice President and General Manager,         June 7, 2001
-------------------------------------------
              (Dennis Segers)                     Advanced Products Group


         /s/ Richard W. Sevcik                    Senior Vice President, IP, Services and            June 7, 2001
-------------------------------------------
            (Richard W. Sevcik)                   Software Group


           /s/ John L. Doyle                      Director                                           June 7, 2001
-------------------------------------------
              (John L. Doyle)


         /s/ Jerald G. Fishman                    Director                                           June 7, 2001
-------------------------------------------
            (Jerald G. Fishman)


         /s/ Philip T. Gianos                     Director                                           June 7, 2001
-------------------------------------------
            (Philip T. Gianos)


      /s/ William G. Howard, Jr.                  Director                                           June 7, 2001
-------------------------------------------
         (William G. Howard, Jr.)


         /s/ Frank Seiji Sanda                    Director                                           June 7, 2001
-------------------------------------------
            (Frank Seiji Sanda)


       /s/ Elizabeth Vanderslice                  Director                                           June 7, 2001
-------------------------------------------
          (Elizabeth Vanderslice)

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